                                                                    EXHIBIT 10.2

                        FOURTH AMENDMENT AND RESTATEMENT

            FOURTH AMENDMENT AND RESTATEMENT (this "Fourth Amendment and Restatement"), dated as of May 29, 2003, among WYNDHAM INTERNATIONAL, INC., a Delaware corporation (the "Borrower"), the Lenders from time to time party to the Increasing Rate Note Purchase and Loan Agreement referred to below (the "Lenders"), J.P. MORGAN SECURITIES INC. ("JP Morgan"), as Lead Arranger and Book Manager, BEAR STEARNS CORPORATE LENDING INC., as Co-Arranger and Syndication Agent and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Syndication Agent (each a "Syndication Agent", together the "Syndication Agents"), and JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank), as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the IRL Agreement referred to below as amended hereby, provided that the terms first defined in the Fifth Amendment and Restatement dated as of May 29, 2003 to the Credit Agreement (as defined in the IRL Agreement) (the "Credit Agreement Fifth Amendment") shall have the same meanings when used herein.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders, JP Morgan, the Syndication Agents and the Administrative Agent are parties to an Increasing Rate Note Purchase and Loan Agreement, dated as of June 30, 1999 (as amended, modified or supplemented to, but not including, the date hereof, the "IRL Agreement");

            WHEREAS, the parties hereto wish to amend the IRL Agreement as herein provided; and

            WHEREAS, subject to the terms and conditions of this Fourth Amendment and Restatement, the parties hereto agree as follows:

I.          Agreements

            1. The Lenders hereby (i) acknowledge the changes made to Section 3, 5 and 6 of the Credit Agreement (and to the definitions used therein) by the Credit Agreement Fifth Amendment (including pursuant to Section IV.1(O) therein), which changes are binding upon the Lenders pursuant to Section 9.02(d) of the IRL Agreement, and (ii) agree to the application of Net Cash Proceeds as set forth in the amendment to Section 2.11(f) of the Credit Agreement contained in Section III.1(D) of the Credit Agreement Fifth Amendment for the period ending on the Modified Extension Date and in Section IV.1(J) for the period commencing on the Post-Extension Date.

            2. On the Post-Extension Date, the Loans of the Consenting IRL Lenders then outstanding will be converted into Term Loans under the Credit Agreement and continue outstanding as Term Loans II (as more fully provided for in the Credit Agreement Fifth Amendment). Each Consenting IRL Lender will be entitled to the rights and subject to the obligations of a Term Loan Lender under the Credit Agreement with respect to its Term Loans II and shall thereafter cease to be a Lender, and shall have no rights or obligations under the IRL Agreement.

            3. The Lenders hereby agree and consent to (x) Section II.1 of the Credit Agreement Fifth Amendment and (y) to all future changes to the Guaranty and Collateral Agreement effected after the Extension Date in accordance with the provisions thereof as modified by such consent.

            4. Notwithstanding any other provision of the IRL Agreement, this Fourth Amendment and Restatement or the Credit Agreement Fifth Amendment, no amendment, change or waiver of the definition of "Extension Date" and/or, prior to the Modified Extension Date, to Section 2.11(f) of the Credit Agreement may be made without the consent of Consenting IRL Lenders holding at least 66-2/3% of the Designated IRL Loans at the time of any such amendment, change or waiver (with Consenting IRL Lenders and Designated IRL Loans having the definitions in effect on the Fifth Amendment and Restatement Effective Date).

II.         Amendments at the Fourth Amendment Effective Date

            1. Section 1.01 of the IRL Agreement is amended by adding after the reference to "Agreement," in the first sentence the following:

         "the terms Designated IRL Loans, Extension Date, Fifth Amendment and Restatement Effective Date and Modified Extension Date shall have the meanings provided in the Credit Agreement as in effect on the Fifth Amendment and Restatement Effective Date and"

            2. Section 2.08 of the IRL Agreement is amended by adding a new sentence at the end thereof to read:

         "Notwithstanding the foregoing, all prepayments of the Loans made on or prior to the Modified Extension Date pursuant to this Section 2.08 will be applied only to Designated IRL Loans, pro rata among same."

            3. Section 2.09(a) of the IRL Agreement is amended by adding after the reference therein to "Loans" the phrase "(other than Designated IRL Loans)" and Sections 2.09(b), (c), (d), (e) and (f) of the IRL Agreement are deleted in their entirety, together with all defined terms used therein (directly or indirectly) and not used elsewhere in the IRL Agreement, provided that if the Extension Date has not then occurred, on the Modified Extension Date all of
Section 2.09 (and related definitions) shall be reinstated in full in the IRL Agreement.

            4. Section 6.08(a) of the IRL Agreement is amended by (i) inserting an "(x)" immediately prior to the reference to "Senior Notes" therein,
(ii) deleting the phrase "or Term Loans under the Senior Credit Facilities" immediately after such reference to "Senior Notes" and (iii) inserting after the reference therein to "by the terms thereof" the following:

         "or (y) prior to the Extension Date, the Term Loans under the Senior Credit Facilities, other than (i) interest payments expressly required by the terms thereof and (ii) as provided in Sections 2.10 and 2.11 of the Credit Agreement as in effect after giving effect to the Fifth Amendment and Restatement Effective Date,"

            5. Exhibit B is amended by (x) deleting the reference to "(III)," in paragraphs 2 and 8 thereof, (y) inserting after the reference to "VI" in such paragraphs the phrase ", and Sections 3.02, 3.03, 3.04, 3.05, 3.06 and 3.16," and (z) deleting in paragraph 8 thereof the phrase "and in each of the other Loan Documents".

III.        Miscellaneous

            1. In order to induce the undersigned Lenders to enter into this Fourth Amendment and Restatement, the Borrower hereby represents and warrants that (x) no Default or Event of Default exists on the Fourth Amendment Effective Date (as defined below) after giving effect to this Fourth Amendment and Restatement and (y) all of the representations and warranties contained in the IRL Agreement shall be true and correct in all material respects as of the Fourth Amendment Effective Date after giving effect to this Fourth Amendment and Restatement, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (unless such representations expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date).

            2. This Fourth Amendment and Restatement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the IRL Agreement or any other Loan Document.

            3. This Fourth Amendment and Restatement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            4. THIS FOURTH AMENDMENT AND RESTATEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            5. This Fourth Amendment and Restatement shall become effective on the date (the "Fourth Amendment Effective Date") on which the Cut-Off Time occurs if each of the following conditions shall have been satisfied:

            (i) the Borrower and Lenders holding at least 95% of the Loans shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Daniel M. Ford (facsimile number 212-354-8113);

            (ii) the Credit Agreement Fifth Amendment shall have become effective in accordance with its terms; and

            (iii) the Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses thereof) payable to the Administrative Agent and the Lenders to the extent then due, as evidenced by an invoice delivered to the Borrower no less than three Business Days prior to the Fourth Amendment Effective Date.

            Unless the Administrative Agent has received actual notice from any Lender that the conditions contained in clauses (ii) and/or (iii) above have not been satisfied, upon the satisfaction of the conditions described in clause (i) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the Fourth Amendment Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the other conditions had not been met (although the occurrence of the Fourth Amendment Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the other conditions specified above).

            6. The Borrower shall pay (x) each Lender which executed and delivered a counterpart of this Fourth Amendment and Restatement on or prior to the Cut-Off Time (a "Consenting Lender") a non-refundable cash fee (the "Amendment Fee") in an amount equal to .125% of the outstanding principal amount of the Loans of such Lender on the Fourth Amendment Effective Date and (y) if the Extension Date occurs, each Consenting Lender a non-refundable cash fee (the "Extension Fee") in an amount equal to .50% of its Loans on the Post-Extension Date (prior to the conversion thereof into Term Loans II), which fees shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following the Fourth Amendment Effective Date (in the case of the Amendment Fee) or the Post-Extension Date (in the case of the Extension Fee).

            7. From and after the Fourth Amendment Effective Date all references in the IRL Agreement and the other Loan Documents to the IRL Agreement shall be deemed to be references to the IRL Agreement as modified hereby. Except as modified hereunder, the terms, provisions and conditions of the IRL Agreement and the other Loan Documents shall continue in full force and effect.

                                    * * * * *

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment and Restatement to be duly executed and delivered as of the date first above written.

                                     WYNDHAM INTERNATIONAL, INC.,

                                       By _____________________________________
                                          Title:

                                     JPMORGAN CHASE BANK
                                       Individually and as Administrative Agent,

                                       By _____________________________________
                                          Title:

                                     J.P. MORGAN SECURITIES INC.
                                       as Lead Arranger and Book Manager

                                       By _____________________________________
                                          Title:

                                 NAME OF LENDER:

                                 By: __________________________________
                                     Name:
                                     Title:

 [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE INCREASING RATE
                       NOTE PURCHASE AND LOAN AGREEMENT]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment and Restatement to be duly executed and delivered as of the date first above written.

                                   WYNDHAM INTERNATIONAL, INC.,


                                   By  _________________________________________
                                       Title: Executive Vice President & CFO


                                   JPMORGAN CHASE BANK
                                   Individually and as Administrative Agent,


                                   By  /s/ ILLEGIBLE
                                       -----------------------------------------
                                       Title: Managing Director


                                   J.P. MORGAN SECURITIES INC. as Lead Arranger and Book Manager

                                   By  /s/ J. Matthew Lyness
                                       -----------------------------------------
                                       Title: Mnaging Director
                                                 J. Matthew Lyness
                                                 Managing Director


                                   NAME OF LENDER:

                                   LANDMARK CDO LIMITED
                                   By: Aladdin Asset Management, LLC


                                   By: /s/ Neil Nay
                                       -----------------------------------------
                                       Name:  Neil Nay
                                       Title: Authorized Signatory
                                              5/28/03

                                   NAME OF LENDER

                                   ALLSTATE LIFE INSURANCE COMPANY


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title

                                   By: /s/ Illegible
                                       -----------------------------------------

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:

                                   Centurion CDO II, Ltd.

                                   By: American Express Asset Management
                                       Group, Inc. as Collateral Manager

                                   By: /s/ Leanne Stavrakis
                                       -----------------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                                   NAME OF LENDER:

                                   Centurion CDO III, Ltd.

                                   By: American Express Asset Management
                                       Group, Inc as Collateral Manager

                                   By: /s/ Leanne Stawvakis
                                       -----------------------------------------
                                       Name:  Leanne Stavrakis
                                       Title: Director - Operations

                                   NAME OF LENDER:

                                   Morgan Stanley Senior Financing, Inc.


                                   By: /s/ Daniel Allen
                                       -----------------------------------------
                                       Name:  Daniel Allen
                                       Title: Vice President

                                   KZH CYPRESSTREE-I LLC


                                   By: /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME Of LENDER:

                                   AMMC (DO II, LIMITED


                                   By: American Money Management Corp.,
                                       as Collateral Manager


                                   By: /s/ David P. Meyer
                                       -----------------------------------------
                                       Name:  David P. Meyer
                                       Title: Vice President

                                   NAME OF LENDER:

                                   NORTHWOODS CAPITAL II, LIMITED


                                   By: Angelo, Gordon & Co., L.P., as Collateral
                                       Manager

                                   By: /s/ John W. Fraser
                                       -----------------------------------------
                                       Name:  John W. Fraser
                                       Title: Managing Director

                                   NAME OF LENDER:


                                   By: _________________________________________
                                       Name:
                                       Title:


                                   ARES III CLO Ltd.


                                   By: ARES CLO Management, LLC


                                   By: /s/ Jeff Moore
                                       -----------------------------------------
                                       Name:  JEFF MOORE
                                       Title: VICE PRESIDENT


                                   Ares IV CLO Ltd.

                                   By: Ares CLO Management IV, L.P.,
                                       Investment Manager


                                   By: Ares CLO GP IV, LLC,
                                       Its Managing Member

                                   By: /s/ Jeff Moore
                                       -----------------------------------------
                                       Name:  JEFF MOORE
                                       Title: VICE PRESIDENT

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:

                                   THE BANK OF NOVA SCOTIA


                                   By: /s/ M. Van Otterloo
                                       -----------------------------------------
                                       Name:  M. VAN OTTERLOO
                                       Title: MANAGING DIRECTOR

                                   VENTURE CDO 2002, LIMITED

                                   By its investment advisor, Barclays
                                   Capital Asset Management Limited,

                                   By its sub-advisor, Barclays Bank PLC,
                                   New York Branch


                                   By: /s/ Michael G. Regan
                                       -----------------------------------------
                                       Name:  Michael G. Regan
                                       Title: Director

                                   VENTURE II CDO 2002, LIMITED


                                   By its investment advisor, Barclays Bank PLC, New York Branch


                                   By: /s/ Michael G. Regan
                                       -----------------------------------------
                                       Name:  Michael G. Regan
                                       Title: Director

                                   BEAR STEARNS INVESTMENT PRODUCTS INC.


                                   By: /s/ Victor Bulzacchelli
                                       -----------------------------------------
                                       Name:  VICTOR BULZACCHELLI
                                       Title: AUTHORIZED AGENT


                                   Gallatin Funding I Ltd.


                                   By: Bear Stearns Asset Management Inc.
                                       as its Collateral Manager


                                   By: /s/ Justin Driscoll
                                       -----------------------------------------
                                       Name:  Justin Driscoll
                                       Title: Managing Director

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   MAGNETITE ASSET INVESTORS, LLC

                                   MAGNETITE CBO II, LIMITED

                                   MAGNETITE ASSET INVESTORS III, LLC

                                   MAGNETITE IV CLO, LIMITED

                                   TITANIUM CBO 1, LIMITED

                                   SENIOR LOAN FUND

                                   OBSIDIAN ON-SHORE FUND

                                   OBSIDIAN OFF-SHORE FUND


                                   By: /s/ Mark Williams
                                       -----------------------------------------
                                       Name:  Mark Williams
                                       Title: Managing Director

                                   NAME OF LENDER:

                                   Canpartners Investments IV LLC


                                   By: /s/ Joshua S. Friedman
                                       -----------------------------------------
                                       Name:  Joshua S. Friedman
                                       Title: Authorized Signatory

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   Carlyle High Yield Partners, L.P.

                                   NAME OF LENDER:


                                   By: /s/ Linda Pace
                                       -----------------------------------------
                                       Name:  LINDA PACE
                                       Title: PRINCIPAL


                                   Carlyle High Yield Partners II, Ltd.

                                   NAME OF LENDER:


                                   By: /s/ Linda Pace
                                       -----------------------------------------
                                       Name:  LINDA PACE
                                       Title: PRINCIPAL


                                   Carlyle High Yield Partners III, Ltd.

                                   NAME OF LENDER:


                                   By: /s/ Linda Pace
                                       -----------------------------------------
                                       Name:  LINDA PACE
                                       Title: PRINCIPAL


                                   Carlyle High Yield Partners IV, Ltd.

                                   NAME OF LENDER:


                                   By: /s/ Linda Pace
                                       -----------------------------------------
                                       Name:  LINDA PACE
                                       Title: PRINCIPAL


                                   NAME OF LENDER: SIERRA CLOI, LTD


                                   By: /s/ John M. Casparian
                                       -----------------------------------------
                                       Name:  John M. Casparian
                                       Title: Chief Operating Officer,
                                              Center Pacific LLP (Manager)

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   TYLER TRADING, INC.


                                   By  /s/ Illegible
                                       -----------------------------------------
                                       PRESIDENT

                                   AURUM CLO 2002-1 LTD.

                                   NAME OF LENDER:


                                   By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Investment Manager


                                   By: /s/ Kathleen A. Zam
                                       -----------------------------------------
                                       Name:  Kathleen A. Zam
                                       Title: Senior Vice President

                                   LIBERTY FLOATING RATE ADVANTAGE FUND

                                   NAME OF LENDER:


                                   By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Advisor


                                   By: /s/ Kathleen A. Zam
                                       -----------------------------------------
                                       Name:  Kathleen A. Zam
                                       Title: Senior Vice President

                                   SRF 2000 LLC


                                   By: /s/ Diana M. Himes
                                       -----------------------------------------
                                       Name:  DIANA M. HIMES
                                       Title: ASSISTANT VICE PRESIDENT


                                   WINGED FOOT FUDNING TRUST


                                   By: /s/ Diana M. Himes
                                       -----------------------------------------
                                       Name:  DIANA M. HIMES
                                       Title: AUTHORIZED AGENT

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER


                                   By: /s/ Rick Rohrboch
                                       -----------------------------------------
                                       Name:  Rick Rohrboch
                                       Title: Senior Vice President

                                   CREDIT SUISSE FIRST BOSTON


                                   By: /s/ Robert Healey
                                       -----------------------------------------
                                       Name:  Robert Healey
                                       Title: Director

                                       /s/ Leigh Dworkin
                                       -----------------------------------------
                                       LEIGH DWORKIN
                                       ASSISTANT VICE PRESIDENT


                                   DEUTSCHE BANK TRUST COMPANY AMERICAS:


                                   By: /s/ George R. Reynolds
                                       -----------------------------------------
                                       Name:  George R. Reynolds
                                       Title: Vice President

                                   TRYON CLO LTD. 2000-I


                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: Managing Director

                                   ELC (CAYMAN) LTD. CDO SERIES 1999-I


                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: Managing Director

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   ELC (CAYMAN) LTD. 1999-III


                                   By: David L. Babson & Company Inc. as
                                       Collateral Manager

                                   By: /s/ John B. Wheeler
                                       -----------------------------------------
                                       Name:  John B. Wheeler
                                       Title: Managing Director

                                   C.M. LIFE INSURANCE COMPANY

                                   By: David L. Babson & Company Inc. as
                                       Investment Sub-Adviser

                                   By: /s/ John W. Stelwagon
                                       -----------------------------------------
                                       Name:  John W. Stelwagon, CFA
                                       Title: Managing Director


                                   SENIOR DEBT PORTFOLIO


                                   By: Boston Management and Research as
                                       Investment Advisor

                                   By: /s/ Payson F. Swaffield
                                       -----------------------------------------
                                       Name:  PAYSON F. SWAFFIELD
                                       Title: VICE PRESIDENT


                                   BALLYROCK CDO I Limited


                                   By: BALLYROCK Investment Advisors LLC,
                                       as Collateral Manager


                                   By: /s/ Lisa Rymut
                                       -----------------------------------------
                                       Name:  Lisa Rymut
                                       Title: Assistant Treasurer

                                   NAME OF LENDER: FLEET NATIONAL BANK


                                   By: /s/ Amy S. Cioci
                                       -----------------------------------------
                                       Name:  Amy S. Cioci
                                       Title: Authorized Officer

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   Franklin Floating Rate Master Series

                                   NAME OF LENDER:


                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Vice President

                                   Franklin Floating Rate Trust

                                   NAME OF LENDER:


                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Vice President

                                   FRANKLIN FLOATING RATE
                                   DAILY ACCESS FUND

                                   NAME OF LENDER:


                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Vice President

                                   Franklin CLO II, Limited

                                   NAME OF LENDER:


                                   By: /s/ Richard D'Addario
                                       -----------------------------------------
                                       Name:  Richard D'Addario
                                       Title: Senior Vice President

                                   NAME OF LENDER:

                                   Pacifica Partners I L.P


                                   By  Imperial Credit Asset Management as
                                       its Investment Manager

                                   By: /s/ Dean K. Kawai
                                       -----------------------------------------
                                       Name:  DEAN K. KAWAI
                                       Title: Vice President

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Jack C. Henry
                                       -----------------------------------------
                                       Name:  Jack C. Henry
                                       Title: Principal

                                   INDOSUEZ CAPITAL FUNDING III, LIMITED


                                   By: Indosuez Capital as Portfolio Advisor

                                   By: /s/ Jack C. Henry
                                       -----------------------------------------
                                       Name:  Jack C. Henry
                                       Title: Principal

                                   INDOSUEZ CAPITAL FUNDING VI, LIMITED


                                   By: Indosuez Capital as Collateral Manager

                                   By: /s/ Jack C. Henry
                                       -----------------------------------------
                                       Name:  Jack C. Henry
                                       Title: Principal

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   ARCHIMEDES FUNDING, LLC.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ARCHIMEDES FUNDING II, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ARCHIMEDES FUNDING III, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NEMEAN CLO, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Investment Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   COPERNICUS CDO EURO-I B.V.


                                   BY. ING Capital Advisors LLC, as Collateral
                                       Manager

                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

                                   ORYX CLO, LTD.


                                   BY: ING Capital Advisors LLC,
                                       as Collateral Manager


                                   BY: /s/ Jane Musser Nelson
                                       -----------------------------------------
                                       Name:  Jane Musser Nelson
                                       Title: Managing Director

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   ING PRIME RATE TRUST


                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT


                                   ING SENIOR INCOME FUND


                                   By: ING Investments, LLC
                                       as its investment manager


                                   By: /s/ Jason Groom
                                       -----------------------------------------
                                       Name:  JASON GROOM
                                       Title: VICE PRESIDENT

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   AERIES FINANCE-II LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Sub-Managing Agent


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   AMARA-I FINANCE, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Financial Manager


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   AMARA 2 FINANCE, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Financial Manager


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   AIM FLOATING RATE FUND


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Attorney in fact


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   AVALON CAPITAL LTD.


                                   By: INVESCO Senior Secured Managcmcnt, Inc.
                                       As Portfolio Advisor


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   AVALON CAPITAL LTD. 2


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Portfolio Advisor


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   CERES II FINANCE LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Sub-Managing Agent (Financial)


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   DIVERSIFIED CREDIT PORTFOLIO LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       as Investment Adviser


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   SEQUILS-LIBERTY, LTD.


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Collateral Manager


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   SARATOGA CLO I, LIMITED


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Asset Manager


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   TRITON CBO III, LIMITED


                                   By: INVESCO Senior Secured Management, Inc.
                                       As Investment Advisor


                                   By: /s/ Anne M. McCarthy
                                       -----------------------------------------
                                       Name:  Anne M. McCarthy
                                       Title: Authorized Signatory

                                   NAME OF LENDER:

                                   KATONAH I, LTD.


                                   By: /s/ Ralph Della Rocca
                                       -----------------------------------------
                                       Name:  RALPH DELLA ROCCA
                                       Title: Authorized Officer
                                              Katonah Capital, L.L.C.
                                              As Manager

                                   NAME OF LENDER:

                                   SENIOR HIGH INCOME PORTFOLIO, INC.


                                   By: /s/ Joseph Matteo
                                       -----------------------------------------
                                       Joseph Matteo
                                       Authorized Signatory

                                   NAME OF LENDER:

                                   Longhorn CDO (Cayman) LTD


                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor


                                   By: /s/ Joseph Matteo
                                       -----------------------------------------
                                       Joseph Matteo
                                       Authorized Signatory

                                   NAME OF LENDER:

                                   DEBT STRATEGIES FUND, INC.


                                   By: /s/ Joseph Matteo
                                       -----------------------------------------
                                       Joseph Matteo
                                       Authorized Signatory

                                   NAME OF LENDER:

                                   Merrill Lynch Global Investment Series:
                                   Income Strategies Portfolio


                                   By: Merrill Lynch Investment Managers, L.P.
                                       as Investment Advisor


                                   By: /s/ Joseph Matteo
                                       -----------------------------------------
                                       Joseph Matteo
                                       Authorized Signatory

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:

                                   MASTER SENIOR FLOATING RATE TRUST


                                   By: /s/ Joseph Matteo
                                       -----------------------------------------
                                       Joseph Matteo
                                       Authorized Signatory

                                   NAME OF LENDER:

                                   Morgan Stanley Prime Income Trust

                                   By: /s/ Sheila A. Finnerty
                                       -----------------------------------------
                                       Name:  Sheila A. Finnerty
                                       Title: Executive Director

                                   NAME OF LENDER:


                                   By: _________________________________________
                                       Name:
                                       Title:


                                   OAK HILL CREDIT PARTNERS I, LIMITED


                                   By: Oak Hill CLO Management, LLC
                                       as Investement Manager

                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  SCOTT D. KRASE
                                       Title: Authorized Signatory

                                   NAME OF LENDER:


                                   By: _________________________________________
                                       Name:
                                       Title:


                                   OAK HILL SECURITIES FUND II, L.P.


                                   By: Oak Hill Securities GenPar II, L.P.
                                       its General Partner


                                   By: Oak Hill Securities MGP II, Inc.,
                                       its General Partner


                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  SCOTT D. KRASE
                                       Title: Authorized Signatory

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:

                                   By: _________________________________________
                                       Name:
                                       Title:

                                   OAK HILL SECURITIES FUND, L.P.


                                   By: Oak Hill Securities GenPar, L.P.
                                       Its General Partner

                                   By: Oak Hill Securities MGP, Inc.,
                                       Its General Partner


                                   By: /s/ Scott D. Krase
                                       -----------------------------------------
                                       Name:  SCOTT D. KRASE
                                       Title: Authorized Signatory

                                   NAME OF LENDER:

                                   OCTAGON INVESTMENT PARTNERS III, LTD.


                                   By: Octagon Credit Investors, LLC
                                       as Portfolio Manager

                                   By: /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Name:  Andrew D. Gordon
                                       Title: Portfolio Manager

                                   NAME OF LENDER:

                                   OCTAGON INVESTMENT PARTNERS IV, LTD.


                                   By: Octagon Credit Investors, LLC
                                       as collateral manager


                                   By: /s/ Andrew D. Gordon
                                       -----------------------------------------
                                       Name:  Andrew D. Gordon
                                       Title: Portfolio Manager

                                   Dryden III - Leveraged Loan CDO 2002


                                   By: Prudential Investment Management,
                                       Inc., as Collateral Manager


                                   By: /s/ B. Ross Smead
                                       -----------------------------------------
                                       Name:  B. Ross Smead
                                       Title: Vice President

                                   Dryden Leveraged Loan CDO 2002-II

                                   By: Prudential Investment Management,
                                       Inc., as Collateral Manager


                                   By: /s/ B. Ross Smead
                                       -----------------------------------------
                                       Name:  B. Ross Smead
                                       Title: Vice President

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   Dryden High Yield CDO 2001-I


                                   By: Prudential Investment Management,
                                       Inc., as Collateral Manager


                                   By: /s/ B. Ross Smead
                                       -----------------------------------------
                                       Name:  B. Ross Smead
                                       Title: Vice President

                                   SunAmerica Life Insurance Company

                                   By: /s/ Steven S. Oh
                                       -----------------------------------------
                                       Name:  Steven S. Oh
                                       Title: Authorized Agent

                                   Sankaty Credit Opportunities L.P.


                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER


                                   Sankaty High Yield Asset Partners, L.P.


                                   By: /s/ Diane J. Exter
                                       -----------------------------------------
                                       Name:  DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OF LENDER:


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:
                                       Title:


                                   Stanfield/RMF Transatlantic CDO Ltd.

                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   Stanfield Quattro CLO, Ltd.


                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   Windsor Loan Funding, Limited

                                   By: Stanfield Capital Partners LLC
                                       as its Investment Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   Stanfield CLO Ltd.


                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   SunAmerica Senior Floating Rate Fund Inc.


                                   By: Stanfield Capita! Partners LLC
                                       as subadvisor


                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   Stanfield Arbitrage CDO Ltd.


                                   By: Stanfield Capital Partners LLC
                                       as its Collateral Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   Hamilton CDO, Ltd.


                                   By: Stanfield Capital Partners LLC
                                       As its Collateral Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   Axis/SRS Limited

                                   By; Stanfield Capital Partners LLC
                                       As its Sub-Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

                                   SRS Strategies (Cayman) LP


                                   By: Stanfield Capital Partners LLC
                                       as it's Investment Manager

                                   By: /s/ Christopher E. Jansen
                                       -----------------------------------------
                                       Name:  Christopher E. Jansen
                                       Title: Managing Partner

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   NAME OP LENDER:

                                   Nuveen Senior Income Fund

                                   By: /s/ Lenny Mason
                                       -----------------------------------------
                                       Name:  Lenny Mason
                                       Title: Portfolio Manager

                                   KZH CRESCENT-3 LLC


                                   By: /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT


                                   KZH CRESCENT-2 LLC


                                   By: /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT


                                   KZH CRESCENT LLC


                                   By: /s/ Dorian Herrera
                                       -----------------------------------------
                                       Name:  DORIAN HERRERA
                                       Title: AUTHORIZED AGENT

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   SIGNATURE PAGE TO THE FOURTH
                                   AMENDMENT AND RESTATEMENT TO
                                   THE INCREASING RATE NOTE
                                   PURCHASE AND LOAN AGREEMENT

                                   SEQUILS I, LTD.


                                   By: TCW Advisors, Inc.
                                       as its Collateral Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR


                                   SEQUILS IV, LTD.


                                   By: TCW Advisors, Inc.
                                       as its Collateral Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR


                                   TCW SELECT LOAN FUND, LIMITED


                                   By: TCW Advisors, Inc.
                                       as its Collateral Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   SIGNATURE PAGE TO THE FOURTH
                                   AMENDMENT AND RESTATEMENT TO
                                   THE INCREASING RATE NOTE
                                   PURCHASE AND LOAN AGREEMENT

                                   CRESCENT/MACH I PARTNERS, L.P.


                                   By: TCW Asset Management Company
                                       Its Investment Manager

                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR


                                   EASTMAN HILL FUNDING I, LIMITED


                                   By: TCW Asset Management Company,
                                       as its Collateral Manager


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible

                                   TCW Leveraged Income Trust II, L.P.

                                   By: TCW Advisers (Bermuda), Ltd.,
                                       as General Partner


                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: TCW Investment Management Company,
                                       as Investment Adviser


                                   By: /s/ Jonathan R. Insull
                                       -----------------------------------------
                                       Name:  JONATHAN R. INSULL
                                       Title: MANAGING DIRECTOR

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   SIGNATURE PAGE TO THE FOURTH
                                   AMENDMENT AND RESTATEMENT TO
                                   THE INCREASING RATE NOTE
                                   PURCHASE AND LOAN AGREEMENT

                                   TCW LEVERAGED INCOME TRUST IV, L.P.


                                   By: TCW (LINC IV), L.L.C.,
                                       as General Partner

                                   By: TCW ASSET MANAGEMENT COMPANY,
                                       as managing member of the General Partner


                                   By: /s/ Richard F. Kurth
                                       -----------------------------------------
                                       Name:  RICHARD F. KURTH
                                       Title: SENIOR VICE PRESIDENT


                                   By: /s/ Illegible
                                       -----------------------------------------
                                       Name:  Illegible
                                       Title: Illegible

                                   CARAVELLE INVESTMENT FUND, L.L.C.


                                   By Trimaran Advisors, L.L.C.


                                   By: /s/ David M. Millison
                                       -----------------------------------------
                                       Name:  David M. Millison
                                       Title: Managing Director

                                   UBS AG, Stamford Branch

                                   By: UBS Warburg LLG, as agent


                                   By: /s/ Jennifer L. Poccia
                                       -----------------------------------------
                                       Name:  Jennifer L. Poccia
                                       Title: Associate Director

                                              Banking Products Services US


                                       /s/ Anthony N. Joseph
                                       -----------------------------------------
                                       Anthony N. Joseph
                                       Associate Director
                                       Banking Products Services, US


                                   VAN KAMPEN
                                   SENIOR FLOATING RATE FUND


                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Darvin D. Pierce
                                       -----------------------------------------
                                       Name:  DARVIN D. PIERCE
                                       Title: EXECUTIVE DIRECTOR

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]

                                   VAN KAMPEN
                                   PRIME RATE INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Christina Jamieson
                                       -----------------------------------------
                                       Name:  CHRISTINA JAMIESON
                                       Title: VICE PRESIDENT


                                   VAN KAMPEN
                                   SENIOR INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Brad Langs
                                       -----------------------------------------
                                       Name:  BRAD LANGS
                                       Title: EXECUTIVE DIRECTOR


                                   SAWGRASS TRADING LLC


                                   By: /s/ Diana M. Himes
                                       -----------------------------------------
                                       Name:  DIANA M. HIMES
                                       Title: ASSISTANT VICE PRESIDENT

         [SIGNATURE PAGE TO THE FOURTH AMENDMENT AND RESTATEMENT TO THE
                INCREASING RATE NOTE PURCHASE AND LOAN AGREEMENT]